Columbia Laboratories, Inc.

Robert S. Mills

President and Chief Executive Officer

June 6, 2006

This presentation may contain forward-looking statements regarding  Columbia
Laboratories.  Actual results may differ materially from those described in the presentation as a result of risks and uncertainties, including but not limited to:
the successful marketing of approved products; timely and successful development of products; timely and successful completion of clinical studies;
success in obtaining acceptance and approval of new products by the FDA and international regulatory agencies; competitive economic and regulatory factors in the pharmaceutical and healthcare industry; general economic conditions;
and, other risks and uncertainties that may be detailed, from time-to-time, in
Columbia’s reports filed with the U.S. Securities and Exchange Commission.

The Company undertakes no obligation to revise or update any such forward-
looking statement to reflect events or circumstances after the date of this presentation.

Forward Looking Statements

Company Overview

Company:

Public Listing:

Shares Outstanding: Basic

                                       Fully Diluted

Headquarters:

Products:

Employees:

Columbia Laboratories, Inc.

NASDAQ: CBRX

49.5 million

61.1 million

Livingston, New Jersey

Promoted (U.S.)

Prochieve® 8% (progesterone gel) - Infertility & Pregnancy Support

Prochieve® 4% (progesterone gel) - Secondary Amenorrhea

Striant® (testosterone buccal system) – TRT for Hypogonadism in Men

Partnered

Crinone® (Ares Serono)

Replens® (Lil’ Drug Store)

RepHresh® (Lil’ Drug Store)

Advantage-S® (Lil’ Drug Store)

Striant® (Europe – Ardana, MiPharm)

52

Company Overview

Specialty pharmaceuticals company focused on women's health and endocrinology markets

Solid commercialized base with both partnered and promoted
products

Sale of batches of Partnered Products at attractive margins to marketing partners

Additional revenue from Promoted Products generated by 28-person U.S. sales organization

Research and development focused on two near-term opportunities

Preventing preterm birth

Preventing and relieving dysmenorrhea

Strong intellectual property portfolio with exclusive patents in:

Progressive Hydration Family (2019)

First Uterine Pass Family (2018)

Progesterone Delivery (2013)

Carbamide Peroxide for Bacterial Vaginosis (2022 Europe; pending in U.S.)

Management Team

The Liposome Company – VP, General Counsel & Secretary

Novartis Consumer Health – VP, General Counsel & Secretary

Novartis Pharmaceuticals – Associate General Counsel

2002

Michael McGrane

SVP, General Counsel &
Secretary

2003

1997

2001

Joined

Prior Experience

Name / Title

Johnson & Johnson – Senior Director, R&D

George Creasy, M.D., FACOG

VP, Clinical Research

Transmedia Network Inc. – VP & Chief Financial Officer

Key Pharmaceuticals, Inc. – VP of Finance & Treasurer

David Weinberg

VP, Finance & Administration &
Chief Financial Officer

Columbia Laboratories, (formerly) SVP of Operations & COO

Watson Pharmaceuticals – General Manager of Solid Dose
Business & SVP of Manufacturing Operations

Alpharma – VP of Operations

Rhône Poulenc Rorer – 18+ years in various roles

Robert S. Mills

President & Chief Executive
Officer

Complete Phase III study of Prochieve® 8% (progesterone gel) for the prevention of preterm birth, expanding beyond currently-approved indications

Advance lidocaine to prevent and relieve dysmenorrhea and pelvic pain to bring new product to market

Continue to streamline expenses while optimizing return on current product portfolio

Actively pursue strategic partnerships

Ex-U.S. commercialization

U.S. markets outside core focus

Products outside of core focus

Develop additional products using patented Bioadhesive Delivery System
(BDS) technology

Growth Strategy

Bioadhesive Delivery System

Technology that uses bioadhesion to
administer medication to patients in a
targeted fashion

Polycarbophil-based, non-
immunogenic (hypo-allergenic)
polymer

Adheres to mucosal surface and
discharged upon normal cell turnover

Oral mucosa for up to 24 hours

Vaginal epithelium for 72+ hours

Enables controlled and sustained drug
release

Able to deliver broad range of
compounds to address numerous
therapeutic areas

Polycarbophil: a
water-swellable,
water-insoluble
polymer with
numerous negative
charges that

permit hydrogen
bonding with the
cell surface

Active entrapped in
the cross-linked
polymer
polycarbophil

Sustained release of
active to tissue

Promoted Products: Overview

Columbia manufactures and sells batches to partners at attractive margins

~68% of revenue in 2005

Revenue growth independent of in-house sales organization

Partner manufacturing forecasts

New territory launches

Ardana

18 European Countries

RepHresh®

Advantage-S®

Partner

Product

Ares Serono

Worldwide License

Crinone®

Mipharm

Italy

Striant®

Lil’ Drug Store

Worldwide License

Replens®

Prochieve 8%
(progesterone gel)

Prochieve 4%
(progesterone gel)

STRIANT
(testosterone buccal system)
mucoadhesive
30 mg

6/6/06

Prochieve® 8% (progesterone gel)

Infertility and pregnancy support

Prochieve® 4% (progesterone gel)

Secondary amenorrhea

Striant® (testosterone buccal system)

Testosterone replacement therapy (TRT)
for hypogonadism in men

OTC products

RepHresh®

Advantage-S®

Replens®

Under 2004 Lil’ Drug Store
professional promotion agreement

Promoted Products: Overview

Promoted Products: Prochieve® 8%

Natural progesterone in Columbia’s bioadhesive vaginal gel

Self-administered once daily

Only progestin or progesterone FDA-approved for use in infertility

Only progestin or progesterone approved for use in pregnant women

Progesterone supplementation used to optimize clomiphene citrate cycles as part of Assisted Reproduction Therapy (ART)

Focused promotion to OB/GYNs in the U.S.

STRIANT
(testosterone buccal system)
30 mg

6/6/06

Promoted Products: Striant®

Indications

Hypogonadism in men

Physiologic replacement of testosterone in men

Rapid and sustained delivery of natural testosterone

One dose twice daily maintains consistent physiologic levels of testosterone

Rapid onset and no need for titration

Consistent attainment of normal testosterone levels

Convenience and ease of use compared to other delivery forms (e.g., gel, patch, injection)

Lower DHT levels versus transdermal gel delivery

No transference issues

Uniform dosing has cost advantage to patients and third-party payors

Promoted Products: U.S. Strategy

Focus on generating profitability from Promoted Products with 28-person sales force

“User-based” selling strategy

Balanced offering targeting OB/GYN and Striant® audiences

Grow baseline women’s health care business

Educate OB/GYNs about Prochieve® 8% preterm study

Build Striant® prescriptions from established prescribing base

Revenue components

Modest monthly prescription growth

Supplemental royalties from Serono for Crinone®

Promotion fees from Lil’ Drug Store for OTC products

R&D Programs: Overview

Prevention and treatment of Dysmenorrhea & Pelvic Pain

Lidocaine

Vaginal delivery

Funded &
conducted by
Ardana

Third party
study;
providing
product only

II

III

Prevention of Endometrial Hyperplasia & Endometrial
Cancer associated with estrogen use in menopausal
women

Prochieve® 4%*

Vaginal Gel

Nocturnal Enuresis in children

Desmopressin*

Buccal Tablet

Fibroid Reduction & Female Sexual Dysfunction

Testosterone*

Vaginal Gel/Tablet

Infertility

Terbutaline*

Vaginal Gel

Prevention of Preterm Birth

Prochieve® 8%

Vaginal Gel

I

Indication

Product

* Early stage and third party programs that do not impact 2006 R&D budget

R&D Programs: Preterm Birth

Potential new indication for Prochieve® 8% (progesterone gel)

~133,000 “at-risk” pregnancies in the U.S. each year as defined by previous preterm births

Progestin/progesterone use dramatically reduced incidence of preterm birth in women with previous preterm birth in 2 major clinical trials

Meis study: 17-OHPC (a synthetic progestin)

DaFonseca study (Brazil): compounded progesterone suppositories

ACOG emphasis on progesterone benefits

October 2003 news release: “Progesterone Recommended in Certain High Risk Pregnancies
to Help Prevent Pre Term Birth”

November 2003 Obstetric Practice Committee: Use of Progesterone to Reduce Preterm Birth

Prochieve® has the unique position of approval for use during pregnancy

Phase III study initiated November 2003

636 “at risk” patients

Double blind, placebo-controlled, randomized, multi-center

Key recruitment drivers

Addition of new study centers

Contact between CBRX physicians and the potential referring physicians around our study sites

Media presence

Cable TV, including Discovery Health network and The Learning Channel

Enhanced web site links and advertisements

Currently enrolling patients at a measured pace

502 patients enrolled at end of April 2006, up from 414 patients at end of February

58 centers actively recruiting patients at 5/9/06; 5 additional centers targeted

Goal = complete enrollment by the end of Q3 2006

R&D Programs: Preterm Birth

Dysmenorrhea = recurrent uterine cramping and pain before and during menses

Affects over 50% of all menstruating women

Accounts for 600 million lost work hours & ~$2 billion in lost productivity annually

Current treatment options inadequate

CBRX Clinical Program Underway

Positive results from placebo-controlled 24-patient Phase II Pilot Study

Statistically significant results (P <0.05)

…at all time points after vasopressin stimulation for frequency of contractions

…for frequency of contractions, basal pain and cramping based on AUC analysis

Overall reduction in intra-uterine pressure, basal pain & cramping in active group

Completed dosing study in 2Q’05

IND filed and accepted 4Q’05 for new Phase II study

Next step: Initiate Phase II study in 2006

                   -- prepared to start; currently focusing resources on preterm program

R&D Programs: Dysmenorrhea

Vaginally-delivered Lidocaine has the potential to prevent
and relieve dysmenorrhea and pelvic pain

Recent Operating Data

* Per share figures are common shares, basic and diluted

2005

2004

2006

2005

NET REVENUES

$    22,040,842

$    17,860,404

$      4,545,377

$      4,280,577

COST OF REVENUES

8,111,497

7,788,601

1,878,268

1,817,005

     Gross Profit

13,929,345

10,071,803

2,667,109

2,463,572

OPERATING EXPENSES:

     Selling and Distribution

8,578,022

19,006,585

1,499,979

2,898,603

     General and Administrative

6,825,148

7,588,437

1,587,650

1,825,758

     Research and Development

5,756,856

5,448,685

1,726,617

1,292,225

          Total Operating Expenses

21,160,026

32,043,707

4,814,246

6,016,586

          Loss From Operations

(7,230,681)

(21,971,904)

(2,147,137)

(3,553,014)

Other Income (Expense)

(2,076,455)

(3,157,720)

(599,185)

(661,693)

Net Loss

(9,307,136)

$

(25,129,624)

$

(2,746,322)

$

(4,214,707)

$

NET LOSS PER SHARE *

$               (0.23)

$               (0.62)

$               (0.06)

$               (0.10)

WEIGHTED NUMBER SHARES

OUTSTANDING *

41,752,422

40,984,083

43,344,645

41,751,934

3 Months Ended March 31,

12 Months Ended Dec. 31,

Balance Sheet Highlights

As of 3/31/06:

Cash and Equivalents: $35.1M

Total Assets: $42.8M

Made an $11.6M advance payment on a contractually required true-
up payment to PharmaBio in Q2 ‘06

Additional opportunities to strength the balance sheet:

~$0.6M in milestone licensing payments anticipated

Additional ex-U.S. partnerships

Divestiture or partnership for desmopressin

Solid base business: sale of batches of Partnered Products, at attractive margins, to marketing partners

Additional revenues from Promoted Products generated by 28-
person U.S. sales organization

Research and development focused on two near-term
opportunities with significant unmet medical need

Prochieve® 8% for the prevention of preterm birth

Lidocaine to prevent and relieve dysmenorrhea & pelvic pain

Corporate Highlights

Columbia Laboratories, Inc.

NASDAQ: CBRX